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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) February 19, 2001
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                         FRANK'S NURSERY & CRAFTS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    MICHIGAN
                 (State or Other Jurisdiction of Incorporation)



           1-5364                                  38-1561374
    (Commission File Number)       (I.R.S. Employer Identification Number)


                       1175 West Long Lake, Troy, MI 48098
                    (Address of Principal Executive Offices)

                                 (248) 712-7000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if changed Since Last Report)


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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

On February 19, 2001, Frank's Nursery & Crafts, Inc. issued a press release that announced that Frank's Nursery & Crafts, Inc. and its parent, FNC Holdings Inc., each filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code. The filings were dated February 19, 2001 and were made in the United States Bankruptcy Court in Baltimore, Maryland. The case number is 01-52415-JS. The Judge is Judge James F. Schneider. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibit 99.1    February 19, 2001 press release regarding
                                  Chapter 11 filing.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FRANK'S NURSERY & CRAFTS, INC.


Date: March 6, 2001                     By: /s/   Larry T. Lakin
                                        ------------------------
                                        Larry T. Lakin
                                        Vice Chairman, Chief Financial
                                        Officer, Treasurer and Director




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                                  EXHIBIT INDEX


Exhibit Number                     Description

    99.1                 February 19, 2001 press release announcing the
                               Chapter 11 filing.